                         SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.  20549


                                      FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                        THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): January 14, 1999



                           DUKE REALTY INVESTMENTS, INC.
               (Exact name of registrant as specified in its charter)


            Indiana                   1-9044                  35-1740409
  (State or jurisdiction of        (Commission            (I.R.S. Employer
incorporation or organization)     File Number)           Identification No.)


         8888 KEYSTONE CROSSING, SUITE 1200
               INDIANAPOLIS, INDIANA                     46240
     (Address of principal executive offices)          (Zip Code)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:   (317) 808-6000


                                   Not applicable
           (Former name or former address, if changed since last report)

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     The following exhibits are filed with this report pursuant to Regulation S-K Item 601(b) in lieu of filing the otherwise required exhibits to the registration statement on Form S-3 of the Registrant and Duke Realty Limited Partnership, file no. 333-49911, under the Securities Act of 1933, as amended (the "Registration Statement"), and which, as this Form 8-K filing is incorporated by reference in the Registration Statement, is set forth in full in the Registration Statement.


Exhibit
Number      Exhibit
-------     -------
    1       Terms Agreement dated January 14, 1999.

    3 Form of Designating Amendment to the Amended and Restated Articles of Incorporation of Duke Realty Investments, Inc. establishing the terms of the 8.25% Series E Cumulative Redeemable Preferred Stock.

    4.1 Form of Deposit Agreement dated as of January 14, 1999, by and between Duke Realty Investments, Inc. and American Stock Transfer &
            Trust Co. (which includes as an exhibit the form of depositary receipt).

    5       Opinion of Bose McKinney & Evans, including consent.

    8       Tax Opinion of Bose McKinney & Evans, including consent.

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                                     SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     DUKE REALTY INVESTMENTS, INC.



Date: January 19, 1999             By:  Dennis D. Oklak
                                        -------------------------
                                        Dennis D. Oklak
                                        Executive Vice President,
                                        Chief Administrative Officer
                                        and Treasurer

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